INDEMNITY AGREEMENT

         This Indemnity Agreement (the "Agreement") is made as of _____________, by and between Specialized Health Products International, Inc., a Delaware corporation (the "Company"), and person whose signature appears at the end of this Agreement (the "Indemnitee"), an officer and/or director of the Company.

                                    RECITALS

         A. The Indemnitee is currently serving as an officer and/or director of the Company and in such capacity renders valuable services to the Company.

         B. Both the Company and the Indemnitee recognize the substantial risk of litigation against officers and directors of corporations, and the Indemnitee has indicated that he or she does not regard the indemnification available under the Company's Bylaws as adequate to protect against legal risks associated with service to the Company and may be unwilling to continue in office in the absence of greater protection and indemnification.

         C. The Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to induce the Indemnitee to continue to serve as an officer and/or director and retain the benefits of his or her experience and skill by entering into this Agreement to provide protection from potential liabilities which might arise by reason of the fact that he or she is an officer and/or director of the Company beyond the protection afforded by Delaware law and the Company's Bylaws.

                                    AGREEMENT

         In consideration of the continued services of the Indemnitee and as an inducement to the Indemnitee to continue to serve as an officer and/or director, the Company and the Indemnitee do hereby agree as follows:

                     DEFINITIONS. As used in this Agreement:

The term "Company' shall include Specialized Health Products International, Inc., a Delaware corporation and any wholly-owned subsidiary.



The term "Expenses" includes, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, any interest, assessment or other charges, any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, any other expense, liability or loss, any amounts paid or to be paid in settlement by or on behalf of Indemnitee, and any expenses of establishing a right to indemnification (pursuant to this Agreement or otherwise), paid or incurred in connection with investigating, defending, being a witness in, or participating in, or preparing for any of the foregoing in, any Proceeding relating to an Indemnifiable Event, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or of

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an action for indemnification for which he or she is not otherwise compensated by the Company or any third party. The Indemnitee shall be deemed to be compensated by the Company or a third party for time spent in connection with the investigation, defense or appeal of a Proceeding or an action for Indemnification if, among other things, he or she is a salaried employee of the Company or such third party and his or her salary is not reduced In proportion to the time spent in connection with the Proceeding or action for Indemnification. The term "Expenses" does not include the amount of judgments, fines, penalties or ERISA excise taxes actually levied against the Indemnitee.

The term "Indemnifiable Event" shall include any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the service of Indemnitee as an officer and/or director of the Company, or his or her service at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise. or related to anything done or not done by Indemnitee in any such capacity, whether or not the basis of a Proceeding arising in whole or in part from such Indemnifiable Event is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company or at the request of the Company, as described above, and whether or not he or she is serving in such capacity at the time any liability or Expenses are incurred for which indemnification or reimbursement is to be provided under this Agreement.

The term "Proceeding" shall include (i) any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative, investigative or other nature; and (ii) any inquiry, hearing or investigation, whether or not conducted by the Company, that Indemnitee in good faith believes might lead to the institution of any such action. suit or proceeding.

  AGREEMENT TO SERVE. The Indemnitee agrees to continue to serve as an officer and/or director of the Company at the will of the Company for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders a resignation in writing; provided, however, that nothing in this Agreement shall be construed as providing the Indemnitee any right to continued
                                  employment.

   INDEMNIFICATION IN THIRD PARTY ACTIONS. In connection with any Proceeding arising in whole or in part from an Indemnifiable Event (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), the Company shall indemnify the Indemnitee against all Expenses and all judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by the
         Indemnitee in connection with such Proceeding, to the fullest extent permitted by Delaware law. The Company shall also cooperate fully with Indemnitee and render such assistance as Indemnitee may reasonably require in the defense of any Proceeding in which Indemnitee was or is a party or is threatened to be made a party, and shall make available to Indemnitee and his or her counsel all information and documents reasonably available to it which relate to the subject of any such Proceeding.

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    INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. In any
 Proceeding by or in the name of the Company to procure a judgment in its favor arising in whole or in part from an Indemnifiable Event, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding, to the fullest extent permitted by Delaware law.


 CONCLUSIVE PRESUMPTION REGARDING STANDARD OF CONDUCT. The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct as defined by Delaware law for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards by (i) the
    Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceeding, (ii) the stockholders of the Company by majority vote, or (iii) in a written opinion by independent legal counsel, selection of whom has been approved by the Indemnitee in writing.

   INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provisions of this Agreement, to the extent that the Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice. the Indemnitee shall be indemnified against all
  Expenses incurred in connection therewith to the fullest extent permitted by
                                 Delaware law.

ADVANCES OF EXPENSES. The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the
   Proceeding at the written request of the Indemnitee to the fullest extent permitted by Delaware law; provided that if Delaware law in effect at the time so requires, the Indemnitee shall undertake in writing to repay such amount to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification.

 PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the
    Expenses, judgments, fines, penalties or ERISA excise taxes actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however. for the total amount thereof, the
  Company shall nevertheless indemnify the Indemnitee for the portion of such
    Expenses, judgments, fines, penalties or ERISA excise taxes to which the
                            Indemnitee is entitled.



      INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.


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Promptly after receipt by the Indemnitee of notice of the commencement of any
Proceeding, the Indemnitee will, If a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof.

If a claim under this Agreement is not paid by the Company within 30 days of receipt of written notice, the right to indemnification as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. it shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the Indemnitee has failed to meet a standard of conduct which makes it permissible under Delaware law for the Company to indemnity the Indemnitee for the amount claimed. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the directors or stockholders of the Company or independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the directors or stockholders of the Company or independent legal counsel that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

The Indemnitee's Expenses incurred in connection with any Proceeding concerning Indemnitee's right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Company regardless of the outcome of such Proceeding, unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was not made in good faith or was frivolous.

With respect to any Proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall cooperate fully with the Company and render such assistance as the Company may reasonably require in the Company's participation in any such Proceeding and shall make available to the Company and its counsel all information and documents reasonably available to Indemnitee which relate to the subject of such Proceeding. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense. to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's prior written consent. The Indemnitee shall have the right to employ counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a

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Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has made the conclusion that there may be a conflict of interest between the Company and the Indemnitee.



LIMITATIONS ON INDEMNIFICATION. No payments pursuant to this Agreement shall be made by the Company:


To indemnify or advance Expenses to the Indemnitee with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other Statute or law or otherwise as required under Delaware law, but such Indemnification or advancement of Expenses may be provided by the Company in specific cases if a majority of the Board of Directors finds it to be appropriate;

To indemnify the Indemnitee for any Expenses, judgments, fines, penalties or ERISA excise taxes for which the Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement;

To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent; however, the Company will not unreasonably withhold its consent to any proposed settlement;

To indemnify the Indemnitee for any Expenses, judgments, fines, penalties or ERISA excise taxes for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

To indemnify the Indemnitee for any Expenses, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law;

To indemnify the Indemnitee against any Expenses, judgments, fines, penalties or ERISA excise taxes based upon or attributable to the Indemnitee having been finally adjudged to have gained any personal profit or advantage to which he or she was not legally entitled;

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To indemnify the Indemnitee for any Expenses. judgments, fines, penalties or
ERISA excise taxes resulting from Indemnitee's conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent. deliberately dishonest or in violation of Indemnitee's duty of loyalty to the Company; or

If a court of competent jurisdiction shall finally determine that any indemnification hereunder is unlawful.

                       MAINTENANCE OF LIABILITY INSURANCE.

The Company hereby covenants and agrees that, as long as the Indemnitee shall continue to serve as an officer and/or director of the Company and thereafter so long as the Indemnitee shall be subject to any possible Proceeding, the Company, subject to subsection (c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

In all D&O Insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's officers or directors.

Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available. The premium costs for such insurance are disproportionate to the amount of coverage provided, or the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit.

 INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed 00to limit or preclude any other rights to which the Indemnitee may be entitled under the Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested directors,
Delaware law, or otherwise, both as to action In Indemnitee's official capacity and as to action in another capacity on behalf of the Company while holding such office.

SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the Indemnitee and Indemnitee's heirs, personal representatives and assigns, and the Company and its successors and assigns.

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   SEPARABILITY. Each provision of this Agreement is a separate and distinct agreement and Independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required. any provision of this Agreement may be modified by a court of competent jurisdiction to preserve Its validity and to provide the Indemnitee with the broadest possible indemnification permitted under Delaware law.

 SAVINGS CLAUSE. If this Agreement or any portion thereof be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties or
 ERISA excise taxes with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any applicable provision of the law of Delaware or the law of any other jurisdiction.

INTERPRETATION; GOVERNING LAW. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted In accordance with the laws of the State of Delaware.

 AMENDMENTS. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The Indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company's Certificate of Incorporation,
             Bylaws or agreements including D&O Insurance policies.

COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

NOTICES. Any notice required to be given under this Agreement shall be directed to the Company at 585 East 500 West, Bountiful, Utah 84010 and to Indemnitee at
 the address specified below or to such other address as either shall designate in writing.

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    SUBJECT MATTER. The intended purpose of this Agreement is to provide for
     Indemnification, and this Agreement is not intended to affect any other aspect of any relationship between the Indemnitee and the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SPECIALIZED HEALTH PRODUCTS                      INDEMNITEE
INTERNATIONAL, INC.


By._________________________________             _______________________________
Its ________________________________
                                                 _______________________________
                                                          Street Address

                                                 _______________________________
                                                       City, State, Zip Code

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